GUARANTY AGREEMENT


          FOR VALUE RECEIVED, and intending to be legally bound, each of HAMBRECHT & QUIST GROUP, a California corporation ("H&Q"), KENNETH J. WAGNON, an individual ("Wagnon"), DANIEL M. CARNEY, an individual ("Carney"), and STARWOOD INVESTMENTS, L.P., a Kansas limited partnership ("Starwood")(each, a "Guarantor" and collectively, the "Guarantors"), do hereby absolutely, uncondi-tionally, and irrevocably guarantee to BANK IV, N.A., a national banking association, and its successors and assigns ("Lender"), the due and punctual payment and performance of the Obligations (as hereinafter defined), as and when such payment or performance shall respectively become due, payable and/or performable in accordance with the terms of the Obligations, whether at maturity or by declaration, acceleration, or otherwise.

          As used herein, the following terms shall have the indicated meanings:

          "Borrower" shall mean VANGUARD AIRLINES, INC., a
Delaware corporation.

          "Borrower Collection Costs" shall mean all costs, fees and expenses incurred by or on behalf of Lender to enforce any of Lender's rights or remedies against Borrower or any of its properties arising out of or relating in any respect to the Loan Documents or to otherwise collect any Obligations of Borrower, including, without limitation, reasonable attorneys' fees and expenses, irrespective of whether litigation is commenced in pursuance of any of the foregoing, and all costs, fees and expenses incurred by or on behalf of Lender in respect of any bankruptcy or other insolvency proceeding relating to Borrower or any of its properties.

          "Guaranty Amount" shall mean:

          (i) with respect to H&Q, the sum of (a) H&Q's Principal Amount, (b) accrued but unpaid interest under the
     Note in respect of H&Q's Principal Amount, (c) H&Q's Pro Rata Share of Borrower Collection Costs incurred by or on behalf of Lender (excluding, however, any Borrower Collection Costs arising after the date H&Q has satisfied its then-existing obligations under this Guaranty Agreement), and (d) Guarantor Collection Costs incurred by or on behalf of Lender in respect of H&Q;

          (ii) with respect to Wagnon, the sum of (a) Wagnon's Principal Amount, (b) accrued but unpaid interest under the
     Note in respect of Wagnon's Principal Amount, (c) Wagnon's Pro Rata Share of Borrower Collection Costs incurred by or on behalf of Lender (excluding, however, any Borrower Collection Costs arising after the date Wagnon has satisfied his then-existing obligations under this Guaranty Agreement), and (d) Guarantor Collection Costs incurred by or on behalf of Lender in respect of Wagnon;

          (iii) with respect to Carney, the sum of (a) Carney's Principal Amount, (b) accrued but unpaid interest under the Note in respect of Carney's Principal Amount, (c) Carney's Pro Rata Share of Borrower Collection Costs incurred by or on behalf of Lender (excluding, however, any Borrower Collection Costs arising after the date Carney has satisfied his then-existing obligations under this Guaranty Agreement), and (d) Guarantor Collection Costs incurred by or on behalf of Lender in respect of Carney;

          (iv) with respect to Starwood, the sum of (a) Starwood's Principal Amount, (b) accrued but unpaid interest under the Note in respect of Starwood's Principal Amount,
     (c) Starwood's Pro Rata Share of Borrower Collection Costs incurred by or on behalf of Lender (excluding, however, any Borrower Collection Costs arising after the date Starwood has satisfied its then-existing obligations under this Guaranty Agreement), and (d) Guarantor Collection Costs incurred by or on behalf of Lender in respect of Starwood;

          "Guarantor Collection Costs" shall mean all costs, fees and expenses incurred by or on behalf of Lender to enforce any of Lender's rights or remedies against any Guarantor or any of its properties arising out of or relating in any respect to this Guaranty Agreement or to otherwise collect any amounts due to Lender from any Guarantor arising out of this Guaranty Agreement, including, without limitation, reasonable attorneys' fees and expenses, irrespective of whether litigation is commenced in pursuance of any of the foregoing, and all costs, fees and expenses incurred by or on behalf of Lender in respect of any bankruptcy or other insolvency proceeding relating to any Guarantor or any of its properties.

          "Loan Amount" shall mean $4,000,000.00.

          "Loan Document" or "Loan Documents" shall mean any or all, respectively, of the Note and all other documents executed in connection with or evidencing or securing the indebtedness evidenced by the Note, as any of the same may be amended, modified, supplemented or replaced from time to time.

          "Note" shall mean that certain Revolving Promissory
Note in the original principal amount of $4,000,000.00, dated on or about the date hereof, made by Borrower and payable to the order of Lender, as the same may be amended, modified, supplemented, replaced, rearranged, renewed or extended from time to time.

          "Obligations" shall mean and include (i) all indebtedness of Borrower to Lender heretofore or hereafter created under the Note and the Loan Documents, together with any and all indebtedness created or incurred under any extension, renewal, refinancing, or refunding of such indebtedness in whole or in part, whether on account of principal, interest, or otherwise, (ii) payment, performance, and discharge of all obligations, covenants, agreements, terms, and conditions of Borrower under the Loan Documents, (iii) all taxes incurred by Lender in connection with the Loan Documents and/or Borrower, including, specifically but not by way of limitation, any federal, state or local payroll taxes in respect of Borrower incurred by Lender, but excluding in any event any taxes based upon the income or revenues of Lender, (iv) all Borrower Collection Costs, (v) all future advances made by Lender for the maintenance, preservation, protection, or enforcement of, or realization upon, the property, or any portion thereof, subjected and intended to be subjected to the lien and security interest created by any of the Loan Documents, including, without limitation, advances for storage, transportation charges, taxes, insurance, repairs, and the like, and (vi) any extensions, modifications, or renewals of (i) through (v) above. NOTWITHSTANDING THE FOREGOING, THE LIABILITY OF EACH GUARANTOR UNDER THIS GUARANTY AGREEMENT SHALL NOT EXTEND TO RENEWALS OR EXTENSIONS OF THE NOTE BEYOND THE ORIGINAL MATURITY DATE OF THE NOTE UNLESS CONSENTED TO IN WRITING BY SUCH GUARANTOR. FURTHER, NOTWITHSTANDING THE FOREGOING, THE LIABILITY OF EACH GUARANTOR AT ANY TIME AND FROM TIME TO TIME UNDER THIS GUARANTY AGREEMENT SHALL BE LIMITED TO SUCH GUARANTOR'S PRO RATA SHARE OF THE OBLIGATIONS PLUS ANY GUARANTOR COLLECTION COSTS INCURRED BY LENDER IN RESPECT OF SUCH GUARANTOR (BUT IN NO EVENT SHALL EXCEED SUCH GUARANTOR'S GUARANTY AMOUNT). EXCEPT AS EXPRESSLY PROVIDED ABOVE, THE LIABILITY OF THE GUARANTORS SHALL NOT BE DISCHARGED, REDUCED OR OTHERWISE IMPAIRED BY (A) ANY REDUCTION OF THE PRINCIPAL BALANCES OF THE NOTE, WHETHER BY REGULARLY SCHEDULED PAYMENTS OR OTHERWISE, (B) ANY APPLICATION OF ANY SECURITY HELD BY LENDER TO THE PRINCIPAL BALANCES OF THE NOTE, (C) ANY FAILURE OF LENDER TO ADVANCE THE ENTIRE PRINCIPAL AMOUNT OF THE NOTE, OR
(D) ANY OTHER ACTION, OMISSION, FORBEARANCE OR INDULGENCE BY LENDER IN CONNECTION WITH THE NOTE, ANY OF THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED THEREBY. EXCEPT AS EXPRESSLY PROVIDED ABOVE, NO OBLIGATIONS SHALL BE IN ANY WAY DISCHARGED, REDUCED, IMPAIRED OR OTHERWISE AFFECTED BY THE FOREGOING PROVISIONS.

          "Principal Amount" shall mean (i) as to H&Q, $2,700,000, (ii) as to Wagnon, $600,000, (iii) as to Carney,
$400,000, and (iv) as to Starwood, $300,000.

          "Pro Rata Share" shall mean, as to each Guarantor, the proportion (expressed as a percentage) that such Guarantor's
Principal Amount bears to the Loan Amount.


          This is a continuing Guaranty Agreement related to the Obligations, including without limitation, those arising under successive transactions which either continue the Obligations or from time to time renew them. Except as expressly provided above, the liability of each Guarantor hereunder shall be unlimited.

          The respective obligations of Guarantors hereunder are irrevocable, continuing, absolute, and unconditional, irrespective of the value, genuineness, validity, regularity, or enforceability of the Note or any of the Obligations, or any of the Loan Documents or any other guaranty of, or security for, any thereof or any other instruments or documents contemplated thereby or executed and delivered in connection therewith, and irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. Without limiting the generality of the foregoing, the obligations of Guarantors hereunder shall remain in full force and effect without regard to, and shall not be impaired, released, discharged, or in any way affected by:

          (1) any amendment or modification of or supplement to the Note or any other instrument or agreement made at any time in respect of the indebtedness evidenced by the Note or any other Loan Document; or

          (2) any change in the identity, structure or capitalization of Borrower, any Guarantor or any other person or entity; or

          (3) any exercise or non-exercise of or delay in exercising any right, remedy, power, or privilege under or in respect of this Guaranty Agreement, the Note or any other Loan Document (even if any such right, remedy, power, or privilege shall be lost thereby), or any waiver, consent, indulgence, or other action or inaction in respect thereof; or

          (4) any bankruptcy, insolvency, reorganization, arrangement, composition, assignment for the benefit of creditors, or similar proceeding commenced by or against Borrower, any Guarantor or any other person or entity; or

          (5) any impairment of any collateral (whether real or personal) securing the Obligations, including but not limited to any failure to perfect or continue perfection of, or any release or waiver of, any right given to Lender in any property serving as security for the performance of any of Borrower's obligations under the Note or any other Loan Document, and also including any surrender, release, ex-change, substitution, dealing with, or alteration of any collateral or other property directly or indirectly securing the Note; or

          (6) any forbearance, renewal, or extension of time for payment or performance of any of the Obligations; or

          (7) the failure of Lender to give notice of default on the part of Borrower, any Guarantor or any other person or entity (whether or not such notice is required to be given under any Loan Document or by law); or

          (8) the death, incompetency or divorce of any individual Guarantor; or

          (9) abstaining from taking advantage of or realizing upon any lien or other security interest, or other guaranty;
     or

          (10) the genuineness, validity, or enforceability of the Note or any other Loan Document; or

          (11) the forged signature of any Guarantor to this Guaranty Agreement or the failure of any Guarantor to execute this Guaranty Agreement; or

          (12) changing the place of payment set forth in the Note; or

          (13) the addition of new parties who have liability to pay and/or perform all or any part of the Obligations; or

          (14) any limitation of liability of Borrower, any Guarantor or any other person or entity contained in any Loan Document except in this Guaranty Agreement; or

          (15) any defense that may arise by reason of the failure of Lender to file or enforce a claim against the estate of Borrower, any Guarantor or any other person or entity in any bankruptcy, probate or other proceeding; or

          (16) any voluntary or involuntary liquidation, dissolution, termination or winding-up of, or sale or other transfer of all or substantially all of the assets of Borrower, any Guarantor or any other person or entity, or any marshalling of assets and liabilities, or other similar proceeding affecting Borrower, any Guarantor or any other person or entity or any of their respective assets, properties or revenues; or

          (17) the release of Borrower, any Guarantor or any other person or entity (other than the voluntary release by Lender of Borrower or any Guarantor) from the payment, per-formance or observance of any of the agreements, covenants, terms, or conditions contained in any of the Loan Documents by operation of law or otherwise; or

          (18) the foreclosure of any security interest securing the Note, notwithstanding any provisions of law or of the Loan Documents that may prevent Lender from seeking or enforcing any deficiency remaining after a foreclosure of such security interest; or

          (19) the endorsement, assignment, or transfer of any of the Loan Documents by Lender to any other party; or

          (20) any legal or equitable defenses which Borrower, any Guarantor or any other person or entity may assert with respect to any of the Obligations or any obligations of any other Guarantor under this Guaranty Agreement, including without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction, laches and usury.

          No set-off, claim, counterclaim, reduction, or diminution of any Obligation, or any defense of any kind or nature which Borrower or any Guarantor now has or hereafter may have against Lender shall be available hereunder to any Guarantor against Lender. The Obligations of Guarantors hereunder shall be automatically reinstated if for any reason any payment by or on behalf of Borrower is rescinded or must otherwise be restored, whether as a result of any proceedings in bankruptcy, reorganization, or otherwise, notwithstanding any termination of this Guaranty Agreement or the cancellation of the Note, any other Loan Document or other agreement evidencing the Obliga-tions.

          Neither Lender nor any of its officers, directors, employees or agents shall be liable for failure to use diligence in collecting any Obligation or any obligation hereunder, or in realizing upon any collateral securing the Obligations, in creating or preserving the liability of any person or entity with respect to any of the Obligations or any obligations hereunder, or in creating or perfecting any lien on, or preserving, any collateral securing the Obligations. Each Guarantor also expressly and irrevocably waives (a) presentment for payment of, notice of dishonor or nonpayment of, demand for, protest or notice of protest with respect to, notice of any default with respect to, or notice of acceleration of or intention to accelerate, any of the Obligations, (b) all other notices or formalities of any kind or nature whatsoever, including without limitation, any notice of advances made to Borrower from time to time under the Note or any of the other Loan Documents, any notice of acceptance hereof or reliance hereon by Lender or any owner or holder of any of the Obligations, any notice of any other act or omission on the part of Lender, Borrower, any other Guarantor or any other person or entity, (c) any notice of, or defense based upon, any errors and omissions in connection with Lender's administration of the loans evidenced by the Note or any of the other Loan Documents, (d) any notice of, or defense based upon, any and all other acts or omissions of Lender which change the scope of such Guarantor's risk, (e) any requirement that any right, power or remedy be exhausted, or asserted against, Borrower, any Guarantor, any other person or entity, or any collateral securing the Obligations, (f) any right to require the marshalling of assets of Borrower, any other Guarantor, or any other person or entity, (g) any defense based upon any election of remedies by Lender, including without limitation, any defense based upon any foreclosure on any collateral securing the Obligations by nonjudicial means, and, until such time as the Obligations are indefeasibly paid in full, (h) all rights of subrogation, reimbursement, and indemnity whatsoever arising from or in respect to any payment made by any Guarantor hereunder, and
(i) all rights of recourse to or to participate in any collateral securing the Obligations. Furthermore, except as expressly set forth herein, no set-off, claim, counterclaim, reduction, or diminution of any Obligation, or any defense of any kind or nature whatsoever which any Guarantor now has or hereafter may have against Borrower, any other Guarantor, any other person or entity, or Lender shall be available hereunder to such Guarantor against Lender.

          In addition to all liens upon and rights of set-off against moneys, securities, or other property of Guarantors, or any of them, given to Lender at law or in equity, Lender shall have a lien upon, security interest in, and right of set-off against, all moneys, securities, and other property of Guarantors or of any of them now or hereafter in the possession of or on de-posit with Lender, whether held in a general or special account for deposit, or for safe-keeping, or otherwise. Every such lien and right of set-off may be exercised after the occurrence of a default by any Guarantor under this Guaranty Agreement without notice to Guarantors.

          Each and every right, remedy, and power hereby granted to Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Lender at any time and from time to time.

          If one or more of the following shall occur and be con-tinuing or shall exist:

               (a) A proceeding shall have been instituted in a court having jurisdiction seeking a decree or order for relief in respect of any of the Guarantors, in an involuntary case under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, or other similar official of or for any of the Guarantors, or for any substantial part of such Guarantor's property, or for the winding-up or liquidation of such Guarantor's affairs; or

               (b)  Any of the Guarantors shall commence a
     voluntary case under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official, of any Guarantor or of any substantial part of any Guarantor's property, or makes a general assignment for the benefit of creditors, or admits in writing their inability to pay their debts as they become due, or fails generally to pay such Guarantor's debts as they become due, or takes any action in furtherance of any of the foregoing; or

               (c) Any Guarantor shall fail to pay or perform any of the Obligations immediately upon demand by Lender following a default in the payment or performance thereof by Borrower; or

               (d) Any Guarantor shall fail or refuse to perform any obligation or covenant of such Guarantor under this Guaranty Agreement when such performance is required under the terms hereof; or

               (e) Any Guarantor revokes his or its obligations under this Guaranty Agreement or this Guaranty Agreement becomes ineffective or unenforceable in any manner; or

               (f) Any representation or warranty made by any Guarantor shall prove to be false or misleading as of the time it was made or furnished; or

               (g) Lender reasonably determines that there is any material adverse change in the financial condition of any Guarantor;

then the Guarantors shall be in default under this Guaranty Agreement. Upon the occurrence of any such default, Lender may, at its option, as to the Guarantors, accelerate the indebtedness evidenced and secured by the Loan Documents (if not previously accelerated), and exercise any other remedies available to Lender at law, in equity, under any Loan Document, or otherwise.

          This Guaranty Agreement is a guaranty of payment and performance and not of collection. Without waiving any rights against other persons, entities, or property, Lender may proceed directly against any and all of the Guarantors (to the extent of such Guarantor's Pro Rata Share of the Obligations plus any Guarantor Collection Costs incurred by Lender in respect of such Guarantor, but in any event not to exceed such Guarantor's Guaranty Amount) whenever any payment or performance required pursuant to the Obligations is not made or rendered to Lender without being required to proceed first against Borrower or any other person or entity, or to enforce any remedies against them, or to foreclose on, sell, or otherwise dispose of or collect or apply any property, real or personal, which is security for the Obligations or for Guarantor's obligations hereunder. Lender also may proceed against Borrower or any other person or entity, or enforce any remedies against them, or foreclose on, sell, or otherwise dispose of or collect or apply any property, real or personal, securing the Obligations, without notice to and either before, after, or concurrently with any proceeding against the undersigned. Furthermore, the Guarantors waive as defenses to the Obligations the pleading or defense based upon any election of remedies by Lender, including but not limited to an election to foreclose by nonjudicial sale or pursue any other remedy.

          The Guarantors irrevocably: (i) agree that Lender or any other holder or holders of the Note may bring suit, action, or other legal proceedings arising out of this Guaranty Agreement or the transaction contemplated hereby in the courts of Sedgwick County, Kansas or the courts of the United States District Court for the District of Kansas, but shall not be restricted to such courts; (ii) consent to the jurisdiction of each such court in any such suit, action, or proceeding; and (iii) consent to and waive any objection which the Guarantors may have to proper venue existing in any such courts.

          H&Q covenants that until termination of this Guaranty Agreement, H&Q will furnish to Lender: (i) within 120 days of the close of each fiscal year of H&Q, certified year-end financial statements of H&Q, prepared by independent certified public accountants, prepared in accordance with GAAP, consistently applied to the books and records; and (ii) within 45 after the end of each fiscal quarter, quarterly financial statements of H&Q, prepared on a basis consistent with GAAP, as applied to the annual financial statements of H&Q, certified as true and correct to the best knowledge of the chief executive officer, controller or chief financial officer of H&Q.

          Each of Wagnon and Carney covenants that until termination of this Guaranty Agreement, such Guarantor will furnish to Lender, within 90 days of the end of each calendar year, such Guarantor's personal balance sheet (which shall include full disclosure and detail of any and all contingent liabilities) and such Guarantor's personal income statement on such forms (which Lender has agreed may be in the form of such Guarantor's complete Federal Income Tax return) as Lender shall reasonably require.

          Starwood covenants that until termination of this Guaranty Agreement, Starwood will furnish to Lender, within 90 days of the close of each fiscal year of Starwood, compiled year-end financial statements of Starwood, prepared by independent certified public accountants, prepared in accordance with GAAP, consistently applied to the books and records.

          Each of the Guarantors shall furnish to Lender, promptly upon request by Lender, such additional financial and other information concerning such Guarantor as Lender may request.

          Any notice, demand, or request by Lender to the Guarantors, or any of them, or by the Guarantors, or any of them, to Lender shall be in writing and shall be deemed to have been duly given or made if either delivered personally or if mailed by certified or registered mail, postage prepaid, addressed, in the case of Lender, to Bank IV, N.A., 100 North Broadway, Wichita, Kansas 67202, Attention: Mr. Cal Glasco (or to the correct address of any assignee of Lender), and in the case of each of the Guarantors, to the address set forth below the signature of such Guarantor to this Guaranty Agreement. Notice by mail shall be deemed given upon deposit in the United States mail in such manner.

          Guarantors agree that Lender shall have no duty to disclose to the Guarantors any information it may now or hereafter have about Borrower or any of the Guarantors, regardless of whether Lender has reason to believe that any such information materially increases the risk beyond that which the Guarantors intend to assume or has reason to believe that such information is unknown to the Guarantors or has a reasonable opportunity to communicate such information to the Guarantors.
It is expressly understood and agreed by the Guarantors that the Guarantors are fully responsible for being and keeping themselves informed of the financial condition of Borrower and each other and of all circumstances bearing on the risk of non-payment and non-performance of any of the Obligations. Without limiting the generality of the foregoing or any other provision hereof, each Guarantor represents, warrants and covenants to Lender that (i) such Guarantor has independently obtained information, financial and otherwise, about the financial condition and operations of Borrower and has not relied on Lender for any such information,
(ii) such Guarantor is aware that Borrower has not been operating profitably, (iii) such Guarantor has reviewed and is familiar with the financial statements of Borrower dated on or about June
30, 1996, (iv) notwithstanding the contents of such financial statements or the financial condition of Borrower as reflected therein, such Guarantor has requested that Lender extend credit to Borrower pursuant to the Note, (v) such Guarantor will benefit from the extension of credit to Borrower pursuant to the Note, (vi) such Guarantor acknowledges that Lender would not extend such credit to Borrower pursuant to the Note but for such Guarantor's promises hereunder, and (vii) the present or future financial condition of Borrower, or Lender's or such Guarantor's knowledge or lack of knowledge thereof, shall not constitute a defense to or otherwise affect such Guarantor's obligations hereunder.

          After the occurrence and during the continuance of any default under this Guaranty Agreement, the Note or any other Loan Document, all existing and future indebtedness of Borrower to any of the Guarantors is hereby subordinated to all indebtedness hereby guaranteed and, without the prior written consent of Lender, which consent may be withheld at Lender's sole discretion, shall not be paid or withdrawn in whole or in part, nor will any of the Guarantors accept any payment of or on account of any such indebtedness or as a withdrawal of capital while this Guaranty Agreement is in effect. Immediately upon Lender's request, Borrower shall pay to Lender all or any part of such subordinated indebtedness and any capital which any of the Guarantors is entitled to withdraw. Each payment by Borrower to any of the Guarantors in violation of this Guaranty Agreement shall be received by such Guarantor in trust for Lender and shall be paid to Lender immediately on account of the indebtedness of Borrower to Lender. No such payment shall reduce or affect in any manner the liability of any of the Guarantors under this Guaranty Agreement.

          Guarantors will file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law upon any indebtedness of Borrower to Guarantors and will assign to Lender all rights of Guarantors thereunder.
If Guarantors do not file any such claim, Lender, as attorney-in-fact for the undersigned hereby irrevocably appointed, is hereby authorized to do so in the name of the undersigned or, in Lender's discretion, to assign the claim and to cause proof of claim to be filed in the name of Lender's nominee. In all such cases, whether in administration, bankruptcy, or otherwise, the person or persons authorized to pay such claims shall pay to Lender the full amount thereof and, to the full extent necessary for that purpose, Guarantors hereby assign to Lender all of Guarantors' rights to any such payments or distributions to which Guarantors otherwise would be entitled.

          Each of the Guarantors represents, warrants, and covenants to and with Lender that:

               (i) There is no action or proceeding pending or, to the knowledge of such Guarantor, threatened against such Guarantor before any court or administrative agency which is reasonably likely to result in any material adverse change in the business or financial condition of such Guarantor or in the property of such Guarantor;

               (ii) Such Guarantor has filed all federal and state income tax returns which such Guarantor has been required to file, and has paid all taxes as shown on said returns and on all assessments received by such Guarantor to the extent that such taxes have become due;

               (iii) The execution and delivery of this Guaranty Agreement, the fulfillment of and compliance with the terms and provisions hereof, and the failure to give notice to or to obtain the consent, authorization, or approval of any person or entity, private or public, will not conflict with or violate any applicable law, regulation or statute, nor conflict with or result in a breach of the terms, condi-tions, or provisions of, or constitute a default under, any agreement, contract, instrument, order, decree, or judgment to which any of the Guarantors are parties or by which any of them are bound, where such breach or default would have a material adverse effect on the business or financial condition of such Guarantor, or result in the creation of any lien, charge, or encumbrance upon any property or assets of any of the undersigned;

               (iv) This Guaranty Agreement has been duly and validly executed and delivered by each Guarantor and this Guaranty Agreement is a valid and legally binding agreement of such Guarantor and is enforceable against such Guarantor in accordance with its terms;

               (v)  Such Guarantor has either examined the Loan
     Documents or has had an opportunity to examine the Loan
     Documents and has waived the right to examine them;

               (vi) Such Guarantor has the full power, authority, and legal right to execute and deliver this Guaranty
     Agreement;

               (vii) Such Guarantor's financial statements and all other financial data and information furnished by it to Lender fairly and accurately represent the financial condition of such Guarantor. As of the date hereof, there has been no material change in the financial position of such Guarantor of a material adverse nature which could reasonably be expected to impair its ability to perform the Obligations; and

               (viii) To the best of such Guarantor's knowledge, such Guarantor is not violating any law, regulation, ordinance, or order of any court or federal, state, municipal, or other governmental agency, commission, board, bureau, agency, or instrumentality, the violation of which would have a material adverse effect on the business or financial condition of such Guarantor.

          H&Q further represents, warrants, and covenants to and with Lender that:

               (a) It is duly organized and validly existing pursuant to the laws of the State of California, is in good standing in the State of California, and is qualified to do business in all states in which qualification is so required; and

               (b)  H&Q has duly and validly authorized
     execution, delivery and performance of this Guaranty
     Agreement by all necessary corporate action and this Guaranty Agreement in fact has been duly and validly executed and delivered; and

               (c) H&Q has good and marketable title to all of its property and assets as disclosed in the financial information provided Lender and there are no mortgages, deeds of trust, liens, pledges, or other encumbrances of any character on such property other than liens for current taxes and governmental assessments not yet due and payable and liens in favor of Lender or approved in writing by Lender; and

               (d) There are no legal or governmental claims, actions, suits, or proceedings pending against or, to the best of H&Q's knowledge, affecting H&Q or any of H&Q's property, at law or in equity, which, if determined ad-versely to H&Q, would individually or in the aggregate result in a material adverse change in the conditions (financial or otherwise), business, or results of operations of H&Q, and, to the best of H&Q's knowledge, no such claims, actions, suits, or proceedings are threatened or contemplated by any governmental authorities or by others.

               Each of Wagnon and Carney further represents, warrants, and covenants to and with Lender that:

               (a) such Guarantor has good and marketable title to all of his property and assets as disclosed in the financial information provided Lender and there are no mortgages, deeds of trust, liens, pledges, or other encumbrances of any character on such property other than liens for current taxes and governmental assessments not yet due and payable and liens in favor of Lender or approved in writing by Lender; and

               (b) There are no legal or governmental claims, actions, suits, or proceedings pending against or, to the best of such Guarantor's knowledge, affecting such Guarantor or any of such Guarantor's property, at law or in equity, which, if determined adversely to such Guarantor, would individually or in the aggregate result in a material adverse change in the condition (financial or otherwise) of such Guarantor, and, to the best of such Guarantor's knowledge, no such claims, actions, suits, or proceedings are threatened or contemplated by any governmental author-ities or by others.

          Starwood further represents, warrants, and covenants to and with Lender that:

               (a) It is a limited partnership duly organized and validly existing pursuant to the laws of the State of Kansas, is in good standing in the State of Kansas, and is qualified to do business in all states in which qualification is so required; and

               (b) Starwood has duly and validly authorized execution, delivery and performance of this Guaranty Agreement by all necessary partnership action and this Guaranty Agreement in fact has been duly and validly executed and delivered; and

               (c)  The Robert A. Geist Revocable Trust dated
     October 13, 1993 is the sole manager of Starwood, and Robert
     A. Geist is the sole trustee of the Robert A. Geist
     Revocable Trust dated October 13, 1993; and

               (d) Starwood has good and marketable title to all of its property and assets as disclosed in the financial information provided Lender and there are no mortgages, deeds of trust, liens, pledges, or other encumbrances of any character on such property other than liens for current taxes and governmental assessments not yet due and payable and liens in favor of Lender or approved in writing by Lender; and

               (e) There are no legal or governmental claims, actions, suits, or proceedings pending against or, to the best of Starwood's knowledge, affecting Starwood or any of Starwood's property, at law or in equity, which, if determined adversely to Starwood, would individually or in the aggregate result in a material adverse change in the conditions (financial or otherwise), business, or results of operations of Starwood, and, to the best of Starwood's knowledge, no such claims, actions, suits, or proceedings are threatened or contemplated by any governmental author-ities or by others.

          All of the foregoing representations, warranties, and covenants shall survive the execution hereof and be continuing and will not terminate until Lender has received payment and per-formance in full of all Obligations.

          Each Guarantor shall promptly give Lender notice of all litigation or proceedings before any court or governmental authority affecting said Guarantor or its property, except litigation or proceedings which, if adversely determined, would not have a material adverse effect on the financial condition or operations of said Guarantor or its ability to perform any of its obligations hereunder.

          Each Guarantor shall give any representative of Lender access to, and permit such representative to examine, copy, or make extracts from, any and all books, records, and documents in the possession of said Guarantor relating to the performance of said Guarantor's obligations hereunder and under any other Loan Document, all at such times during normal business hours after reasonable notice and as often as Lender may reasonably request.

          No failure to exercise, nor any delay in exercising or course of dealing in respect of, any right, power, or remedy hereunder or under any other Loan Document by Lender shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein and in any other Loan Document shall be cumulative and not exclusive of any remedies provided by law.

          Each Guarantor shall pay, and will reimburse Lender upon demand for, all Guarantor Collection Costs incurred by or on behalf of Lender in respect of such Guarantor. This Guaranty Agreement shall terminate upon the full payment and performance of the Obligations, except that each Guarantor's obligations under this paragraph shall survive the payment or performance of the Obligations.

          This Guaranty Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument. The Guaranty Agreement may be executed and delivered by fax or other electronic transmission and any such execution and delivery shall be fully effective, as if an original hereof had been executed and delivered in person.

          This Guaranty Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between Guarantors and Lender with respect to the subject matter hereof. No course of dealing between the parties, no course of performance, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement or modify any term hereof, nor are there any conditions to the full effectiveness of this Guaranty Agreement. If any clause, provision, or section of this Guaranty Agreement shall be held illegal or invalid by any court, the validity of such clause, provision, or section shall not affect any of the remaining clauses, provisions, or sections hereof, and this Guaranty Agreement shall be construed and enforced as if such illegal or invalid clause, provision, or section had not been contained herein. In case any agreement or obligation contained in this Guaranty Agreement be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of Guarantors, as the case may be, to the full extent permitted by law. No waiver of any breach of this Guaranty Agreement or of any warranty or representation hereunder by Lender shall be deemed to be a waiver of any other breach by the Guarantors (whether preceding or succeeding and whether or not of the same or similar nature), and no acceptance of payment or performance by Lender after any breach by the Guarantors shall be deemed to be a waiver of any breach of this Guaranty Agreement or of any representation or warranty hereunder by the Guarantors, whether or not Lender knows of such breach at the time it accepts such payment or performance. Except as otherwise expressly provided herein, any approval or consent provided to be given by a party hereunder may be given or withheld in the absolute discretion of such party.

          As expressly provided herein, the obligations and liabilities of the Guarantors under this Guaranty Agreement are several and not joint. The obligations of Guarantors hereunder extend to the separate and community property of each of the Guarantors. The unconditional liability of each Guarantor applies notwithstanding that such Guarantor is severally liable only for such Guarantor's Pro Rata Share of the Obligations and any Guarantor Collection Costs incurred by Lender in respect of such Guarantor as expressly set forth herein. As used herein, the singular shall mean the plural, the male the female, the personal the impersonal, and vice versa.

          This Guaranty Agreement is executed to induce Lender to extend credit to Borrower and in consideration of such credit extended to be extended by Lender to Borrower and Lender is relying upon this Guaranty Agreement in agreeing to extend credit to Borrower.

          Each Guarantor may give written notice to Mr. Cal
Glasco of Lender that the Guarantor giving such notice will not be liable under this Guaranty Agreement for any Obligations created, incurred or arising after the giving of such notice, and such notice will be effective as to the Guarantor who gives such notice from and after (but not before) such time as said written notice is actually delivered to and received by, and receipted for in writing by, Mr. Cal Glasco of Lender; provided that such notice shall not in anyway impair, limit or otherwise affect the liability and responsibility of any other Guarantor hereunder with respect to any Obligations theretofore or thereafter existing or arising; and provided further, that such notice shall not discharge, impair or otherwise affect the liability and responsibility of the Guarantor giving such notice with respect to all Obligations created, incurred or arising prior to the receipt of such notice by Mr. Cal Glasco of Lender as aforesaid, or with respect to any renewals or extensions of such Obligations, or with respect to interest or costs of collection
(including, without limitation, reasonable attorneys' fees) thereafter accruing on or with respect to such Obligations.

          This Guaranty Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Kansas.

          This Guaranty Agreement is fully assignable by Lender, together with the Obligations.

          These presents shall bind the Guarantors and the Guarantors' heirs, personal representative, successors, and assigns, and the benefits hereof shall inure to Lender, its successors and assigns.

          LENDER SHALL NOT BE LIABLE FOR ANY CLAIMS, DEMANDS,
LOSSES, OR DAMAGES MADE, CLAIMED, OR SUFFERED BY BORROWER OR ANY
AND ALL GUARANTOR(S), EXCEPT THOSE CAUSED BY LENDER'S WILLFUL
MISCONDUCT OR GROSS NEGLIGENCE.

          EACH OF THE UNDERSIGNED WAIVES TRIAL BY JURY IN ANY
LAWSUIT, ACTION, PROCEEDING, COUNTERCLAIM, OR CROSS-CLAIM ARISING
OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY AGREEMENT OR
THE LOAN OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          WITNESS the due execution hereof this 30th day of July, 1996.

                              HAMBRECHT & QUIST GROUP, a
                              California corporation



                              By:________________________________
                              Name:______________________________
                              Title:_____________________________
                              Address:___________________________
                              ___________________________________



                              ___________________________________
                              KENNETH J. WAGNON, an individual
                              Address:___________________________

                              ___________________________________
                              DANIEL M. CARNEY, an individual
                              Address:___________________________
                              ___________________________________



                              STARWOOD INVESTMENTS, L.P., a
                              Kansas limited partnership

                              By:  Robert A. Geist Revocable
                                   Trust Dated October 13, 1993,
                                   Manager of Starwood
                                   Investments, L.P.


                              By:  ______________________________
                                        Robert A. Geist, Trustee

                              Address:





STATE OF CALIFORNIA  )
                    )  ss.
COUNTY OF ________  )


     The foregoing instrument was acknowledged before me this ____ day of _________, 1996, by _____________________, the/a
_________________ of HAMBRECHT & QUIST GROUP, a California corporation, on behalf of the corporation.


[SEAL]                             _____________________________
                                   Notary Public

My Commission Expires:

______________________

STATE OF KANSAS          )
                         ) ss.
COUNTY OF _________      )


          On this ____ day of ________, 1996, before me, a notary public in and for said state, personally appeared KENNETH J.
WAGNON to me personally known, who being duly sworn, acknowledged that he had executed the foregoing instrument for purposes therein mentioned and set forth.

                         ____________________________________
                              Notary Public
My Commission Expires:

______________________


STATE OF KANSAS          )
                         ) ss.
COUNTY OF _________      )


          On this ____ day of ________, 1996, before me, a notary public in and for said state, personally appeared DANIEL M.
CARNEY, to me personally known, who being duly sworn, acknowledged that he had executed the foregoing instrument for purposes therein mentioned and set forth.

                         ____________________________________
                              Notary Public
My Commission Expires:

______________________



STATE OF KANSAS          )
                         ) ss.
COUNTY OF _________      )


          On this ____ day of ________, 1996, before me, a notary public in and for said state, personally appeared ROBERT A. GEIST, trustee of the Robert A. Geist Revocable Trust dated October 13, 1993, to me personally known, who being duly sworn, acknowledged that he had executed the foregoing instrument for purposes therein mentioned and set forth.

                         ____________________________________
                              Notary Public
My Commission Expires:

______________________

          Borrower joins in this Guaranty Agreement for the sole purpose of consenting to and agreeing to any provisions hereof affecting Borrower.

                              VANGUARD AIRLINES, INC.



                              By:________________________________
                              Name:______________________________
                              Title: ____________________________